UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 4, 2004

Mercer Insurance Group, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-104897	23-2934601
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Ident. No.)

10 North Highway 31, Pennington, New Jersey		08534
(Address of principal executive offices)		(Zip Code)

(609) 737-0426
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

On August 5, 2004, the Company filed a current report on Form 8-K announcing its earnings for the three and six month periods ended June 30, 2004, but overstated its investment income for such periods.

This current report on Form 8-K amends and updates the current report on Form 8-K filed on August 5, 2004.  A copy of the revised press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed herewith:

99.1  Press Release, dated August 6, 2004, of Mercer Insurance Group, Inc.

Item 12.  Results of Operations and Financial Condition.

The Company’s revised press release, dated August 6, 2004, announcing its revised earnings for the three and six month periods ended June 30, 2004, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.

Dated: August 6, 2004	/s/ Andrew R. Speaker
Andrew R. Speaker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 6, 2004, of Mercer Insurance Group, Inc. re: revised earnings for the three and six month periods ended June 30, 2004.